UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 6, 2006

TOWER AUTOMOTIVE, INC.
(Exact name of Registrant as specified in its charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

1-12733 (Commission File Number)	41-1746238 (IRS Employer Identification No.)

27175 HAGGERTY ROAD, NOVI, MICHIGAN 48377
(Address of Principal Executive Offices)   (Zip Code)

(248) 675-6000
(Registrant’s telephone number, Including Area Code)

NOT APPLICABLE
(Former Name or Forer Address, if changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__]        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__]        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__]        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__]        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events.

Item 8.01 Other Events.

On April 6, 2006, Tower Automotive, Inc. (the “Company”) issued a press release announcing that it had submitted for approval to the U.S. Bankruptcy Court Southern District of New York settlements with two groups representing current and future retirees regarding modifications to retiree health care benefits.

Item 9.01 — Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits.

d.	Exhibits

99.1	Press Release dated April 6, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 10, 2006	TOWER AUTOMOTIVE, INC. (Registrant) /s/ Christopher T. Hatto —————————————— Christopher T. Hatto Chief Accounting Officer